Exhibit 99.1

Identiv Reports Third Quarter 2022 Results

Record Quarterly Total Revenue at $31.0 Million

Total Backlog Grew to $36.9M, up 31% Year-Over-Year

RFID Units Shipped Grew 17% Year-Over-Year

Premises Up 14% Year-Over-Year, Much Faster than Industry Average Growth

FREMONT, Calif. — November 2, 2022 — Identiv, Inc. (NASDAQ: INVE), global digital security and identification leader in the Internet of Things (IoT), reported financial results for the third quarter ended September 30, 2022, reflecting record levels of revenue in both business segments and total backlog for future shipments.

Third Quarter 2022 and Recent Financial and Operational Highlights

•	Third quarter total revenue grew to $31.0 million, a new record for quarterly revenue.

•	Exited the third quarter of 2022 with total backlog for all future shipments of $36.9 million, up 31% year-over-year.

•	Backlog for shipments in Q4 2022 grew 42% year-over-year and 19% sequentially, to $16.6 million.

•	Premises revenue grew 14% year-over-year, nearly three times the average industry growth rate, to a record $11.8 million.

•	Revenue in the Identity segment was a record $19.2 million.

•	Supply shortages and a customer de-commit impacted Identity revenues by nearly $5.0 million in the quarter.

•	RFID units shipped grew 17% year-over-year to 45.4 million units, also constrained by supply limitations.

•	Remained debt free while supporting a strong balance sheet, with $21.9 million of cash, cash equivalents, and restricted cash at quarter end.

•	Maintained 100% customer retention in RFID while growing our total number of non-recurring engineering (NRE) contracts to a record 56 contracts.

•	Announced a 25-million-unit initial order from Internet of Things pioneer Wiliot for their breakthrough IoT Pixel tags that power the Ambient IoT ecosystem designed for the global supply chain.

•	Appointed transformational medical industry leaders Laura Angelini and Dr. Richard Kuntz to Board of Directors.

•	Amir Khoshniyati, VP and General Manager of Transponders, was appointed to the NFC Forum Board of Directors, the consortium’s governing body, to steer standards for NFC applications.

•	Awarded the prestigious 2022 Fast Company Innovation by Design Award in the Packaging category.

•	Expanded production of multi-frequency RFID devices for multi-state operators (MSOs) in the cannabis industry.

Third Quarter 2022 Financial Results

Revenue for the third quarter of 2022 was $31.0 million, an increase of 7% from $29.1 million in the third quarter of 2021.

Revenues in our Premises segment grew 14% year-over-year to $11.8 million from $10.4 million, driven primarily by product and channel strength. Revenues in our Identity segment grew 2% year-over-year to $19.2 million from $18.7 million.

GAAP gross profit margin was 36% in the third quarter of 2022, while Non-GAAP gross profit margin was 37% in the third quarter of 2022.

GAAP operating expenses, including research and development, sales, and marketing, and general and administrative were $10.6 million in the third quarter of 2022, compared to $10.5 million in the prior quarter and $9.1 million in the third quarter of 2021. Non-GAAP operating expenses were $9.5 million in the third quarter of 2022, compared to $9.2 million in the prior quarter, and $8.2 million in the third quarter of 2021.

GAAP net income was $0.5 million, or $0.01 per basic and diluted share, compared to GAAP net loss of ($0.3) million, or $(0.02) per basic and diluted share, in the prior quarter and GAAP net income of $2.5 million, or $0.10 per basic share and $0.09 per diluted share, in the third quarter of 2021.

Non-GAAP adjusted EBITDA in the third quarter of 2022 was $2.0 million, compared to $1.4 million in the prior quarter and $3.2 million in the third quarter of 2021.

Management Commentary

“In the third quarter we delivered record quarterly topline revenue and expanded our total backlog to a new high, yet our financial performance was impacted by customer demand shifts and supply chain availability,” said Identiv CEO Steven Humphreys. “We have taken corrective actions to rigorously manage our supply chain and customer order reliability. Customers are changing orders in real time and we have to remain flexible to address this reality. The outlook for customer demand for our RFID solutions remains strong, as reflected by our 25-million-unit initial order with Wiliot and record number of NRE projects for use cases ranging from medical devices to casino chips.”

“We also continue to make progress with our transformational opportunities in medical devices, cannabis, mobile devices, and specialty retail. In medical devices we’re now engaged with 4 of the top 5 autoinjector companies, have our first 1⁄2 million unit order and delivered two autoinjector NRE projects in Q3. We continue to expect RFID IoT-enabled medical devices to be a multi-hundred-million unit market opportunity and are committed to being a leader in it. In Premises, we maintained our track record of growth much faster than the market. We’re expanding our market share, with ongoing demand from commercial and Federal customers for our platform. As both businesses continue to scale, we are focused on maintaining our margin profile. We remain confident in our long-term growth strategy and ability to build on the progress in our transformational opportunities to deliver shareholder value.”

Identiv CFO Justin Scarpulla added, “Our third quarter financial performance reflects the underlying demand for our product portfolio as we work toward our long-term operating model. We set a new record for quarterly revenues at $31.0 million, and our total backlog for all future shipments grew 31% year-over-year to a record $36.9 million, reflecting strong market demand for our IoT-enabling solutions. Our balance sheet remains debt-free with a robust cash position to meet our working capital needs. With our team’s focus on execution, we expect to maintain our positive operating momentum.”

Financial Outlook

Identiv provides guidance based on current market conditions and expectations, including macroeconomic conditions. Management is updating its guidance range for fiscal year 2022, with expected revenues of $112 million to $118 million. Normal seasonality is expected to continue. Management is updating its guidance to 20% to 25% year-over-year revenue growth in fiscal year 2023.

Conference Call

Identiv management will hold a conference call today, November 2, 2022, at 5:00 p.m. ET (2:00 p.m. PT) to discuss the company’s third quarter 2022 financial results. A question-and-answer session will follow management’s presentation.

Toll-Free Number: +1 877-545-0523

International Number: +1 973-528-0016

Call ID: 108005

Webcast link: Register and Join

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at +1 949-574-3860.

The conference call will be broadcast simultaneously and available for replay here.

The replay of the call will be available after 8:00 PM ET on the same day through November 16, 2022 under +1 877-481-4010 (Toll-Free Replay Number) and +1 919-882-2331 (International Replay Number) with Replay ID: 46811.

About Identiv

Identiv, Inc. is a global leader in digitally securing the physical world. Identiv’s platform encompasses RFID and NFC, cybersecurity, and the full spectrum of physical access, video, and audio security. Identiv is a publicly traded company, and its common stock is listed on the NASDAQ Stock Market LLC in the U.S. under the symbol “INVE.” For more information, visit identiv.com.

Non-GAAP Financial Measures

This press release includes financial information that has not been prepared in accordance with GAAP, including non-GAAP adjusted EBITDA, non-GAAP gross profit and gross profit margins, and non-GAAP operating expenses. Identiv uses non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating ongoing operational performance. Identiv believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Non-GAAP gross profit and gross profit margin exclude stock-based compensation and amortization and depreciation. Non-GAAP adjusted EBITDA excludes items that are included in GAAP net income (loss), GAAP operating expenses, and GAAP gross profit margin, and excludes income tax benefit (provision), interest expense, foreign currency (gains) losses, stock-based compensation, amortization and depreciation, restructuring and severance, and gain on investment. Non-GAAP operating expenses exclude stock-based compensation, amortization and depreciation, and restructuring and severance. For historical periods, the exclusions are detailed in the reconciliation table included in this press release. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed in this press release.

Note Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of the Company’s management and can be identified by words such as “anticipates”, “believes”, “plans”, “will”, “intends”, “expects”, and similar references to the future. Any statement that is not a historical fact, including statements regarding the Company’s expectations regarding future operating and financial outlook and performance, including statements regarding 2022 expectations and 2022 and 2023 guidance and the Company’s ability to meet such guidance, the Company’s beliefs regarding its ability to achieve its business and strategic objectives and growth trajectory and expected benefits thereof, its business strategy and the drivers of momentum in its business, the Company’s beliefs regarding its capital and the sufficiency and uses thereof, the Company’s beliefs regarding its supply chain, the Company’s beliefs regarding customer demand, customer production and design wins and the associated benefits, the Company’s beliefs regarding its ability to execute on its key initiatives and the potential benefits thereof, the Company’s beliefs regarding its competitive position, and the Company’s beliefs regarding design wins, backlog and future orders is a forward-looking statement. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to the Company’s ability to continue the momentum in its business, its ability to successfully execute its business strategy, its ability to capitalize on trends in its business, its ability to satisfy customer demand and expectations, the level and timing of customer orders and changes/cancellations, the success of its products and strategic partnerships, industry trends and seasonality, the impact of macroeconomic conditions, inflation and increases in prices, the impact of COVID-19, the effects of shortages of semiconductors and other components, and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2021, and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

Investor Relations Contact:

Matt Glover and Sophie Pearson

Gateway Investor Relations

+1 949-574-3860

IR@identiv.com

Media Contact:

arose@identiv.com

Identiv, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2022	2022	2021	2022	2021
Net revenue	$30,996	$27,857	$29,097	$83,914	$75,252
Cost of revenue	19,808	17,647	17,979	53,550	47,602

Gross profit	11,188	10,210	11,118	30,364	27,650

Operating expenses:
Research and development	2,625	2,479	2,088	7,633	6,556
Selling and marketing	5,326	5,273	4,471	15,709	12,682
General and administrative	2,639	2,496	2,400	7,623	7,120
Restructuring and severance	49	223	99	132	761

Total operating expenses	10,639	10,471	9,058	31,097	27,119

Income (loss) from operations	549	(261)	2,060	(733)	531
Non-operating income (expense):
Interest expense, net	(39)	(37)	(62)	(101)	(451)
Gain on forgiveness of Paycheck Protection Program note	—	—	—	—	2,946
Gain on investment	—	6	611	30	611
Foreign currency gains (losses), net	(3)	95	(48)	111	(2)

Income (loss) before income tax benefit (provision)	507	(197)	2,561	(693)	3,635
Income tax benefit (provision)	12	(54)	(21)	(38)	(94)

Net income (loss)	519	(251)	2,540	(731)	3,541
Cumulative dividends on Series B convertible preferred stock	(304)	(300)	(289)	(902)	(859)

Net income (loss) available to common stockholders	$215	$(551)	$2,251	$(1,633)	$2,682

Net income (loss) per common share:
Basic	$0.01	$(0.02)	$0.10	$(0.07)	$0.13
Diluted	$0.01	$(0.02)	$0.09	$(0.07)	$0.12

Weighted average shares used in computing net income (loss) per common share:
Basic	22,682	22,639	22,448	22,632	20,948
Diluted	23,315	22,639	29,330	22,632	21,861

Identiv, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$21,202	$25,016	$27,614	$28,553
Restricted cash	698	905	1,074	1,254
Accounts receivable, net of allowances	23,588	20,951	19,452	19,963
Inventories	25,060	22,235	20,493	19,924
Prepaid expenses and other current assets	3,908	3,495	2,673	3,032

Total current assets	74,456	72,602	71,306	72,726
Property and equipment, net	6,189	5,153	4,341	4,066
Operating lease right-of-use assets	3,997	1,498	1,780	2,088
Intangible assets, net	5,533	5,869	6,182	6,445
Goodwill	10,179	10,250	10,288	10,268
Other assets	1,046	1,055	1,012	1,070

Total assets	$101,400	$96,427	$94,909	$96,663

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,074	$13,809	$11,335	$10,502
Operating lease liabilities	941	949	1,143	1,269
Deferred revenue	2,072	2,035	1,489	2,153
Accrued compensation and related benefits	2,753	2,671	2,675	3,150
Other accrued expenses and liabilities	2,917	2,343	3,316	3,774

Total current liabilities	23,757	21,807	19,958	20,848
Long-term operating lease liabilities	3,185	645	748	938
Long-term deferred revenue	474	444	295	280
Other long-term liabilities	24	25	74	85

Total liabilities	27,440	22,921	21,075	22,151
Total stockholders’ equity	73,960	73,506	73,834	74,512

Total liabilities and stockholders’ equity	$101,400	$96,427	$94,909	$96,663

Identiv, Inc.

Reconciliation of GAAP and Non-GAAP Financial Information

(in thousands)

(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2022	2022	2021	2022	2021
Reconciliation of GAAP gross profit margin and non-GAAP gross profit margin
GAAP gross profit	$11,188	$10,210	$11,118	$30,364	$27,650

Reconciling items included in GAAP gross profit:
Stock-based compensation	38	44	49	138	130
Amortization and depreciation	335	344	259	949	740

Total reconciling items included in GAAP gross profit	373	388	308	1,087	870

Non-GAAP gross profit	$11,561	$10,598	$11,426	$31,451	$28,520

Non-GAAP gross profit margin	37%	38%	39%	37%	38%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses
GAAP operating expenses	$10,639	$10,471	$9,058	$31,097	$27,119

Reconciling items included in GAAP operating expenses:
Stock-based compensation	(814)	(774)	(523)	(2,427)	(1,897)
Amortization and depreciation	(253)	(232)	(243)	(724)	(720)
Restructuring and severance	(49)	(223)	(99)	(132)	(761)

Total reconciling items included in GAAP operating expenses	(1,116)	(1,229)	(865)	(3,283)	(3,378)

Non-GAAP operating expenses	$9,523	$9,242	$8,193	$27,814	$23,741

Reconciliation of GAAP net income (loss) to non-GAAP adjusted EBITDA
GAAP net income (loss)	$519	$(251)	$2,540	$(731)	$3,541

Reconciling items included in GAAP net income (loss):
Income tax provision (benefit)	(12)	54	21	38	94
Interest expense, net	39	37	62	101	451
Gain on forgiveness of Paycheck Protection Program note	—	—	—	—	(2,946)
Gain on investment	—	(6)	(611)	(30)	(611)
Foreign currency gains (losses), net	3	(95)	48	(111)	2
Stock-based compensation	852	818	572	2,565	2,027
Amortization and depreciation	588	576	502	1,673	1,460
Restructuring and severance	49	223	99	132	761

Total reconciling items included in GAAP net income (loss)	1,519	1,607	693	4,368	1,238

Non-GAAP adjusted EBITDA	$2,038	$1,356	$3,233	$3,637	$4,779